Vanguard Admiral Funds

Vanguard Scottsdale Funds

Vanguard Specialized Funds

Vanguard Tax-Managed Funds

Vanguard Whitehall Funds

Vanguard World Fund

Supplement Dated November 18, 2024, to the Statement of Additional Information

Statement of Additional Information Text Changes

Appendix A to the Statement of Additional Information is amended to add the following additional information:

Proxy Voting Pilot

The Boards of Trustees of Vanguard Admiral Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard Tax-Managed Funds, Vanguard Whitehall Funds and Vanguard World Fund (the Pilot Funds’ Boards) have approved a proxy voting pilot (the Pilot) for Vanguard S&P 500 Growth Index Fund, Vanguard ESG U.S. Stock ETF, Vanguard Russell 1000 Index Fund, Vanguard Mega Cap Index Fund, Vanguard Dividend Appreciation Index Fund, Vanguard High Dividend Yield Index Fund, Vanguard-Tax Managed Capital Appreciation Fund, and Vanguard Tax-Managed Small- Cap Fund (the Pilot Funds) beginning in early 2025. The period during which the pilot will be run is referred to herein as the Pilot Period. Fund shareholders in a Pilot Fund for whom information regarding their pro-rata ownership interest in the Pilot Fund and how they may be contacted is available to Broadridge Financial Solutions (Broadridge) at the time the pilot is launched in early 2025 may receive a communication inviting them to participate. The communication will invite them to choose from among five different proxy voting policies through which they may direct how their pro-rata ownership interest in the Pilot Fund will vote on proposals presented for a vote at the shareholder meetings of certain portfolio companies within the Pilot Fund.

Pilot Fund shareholders’ proxy voting preferences will be applied at the shareholder meetings of portfolio companies held by each Pilot Fund that have record dates and hold shareholder meetings during the Pilot Period, subject to the exclusion of certain meetings resulting from issues, inclusive of operational considerations or other infrequent events where it is determined that it is in the best interests of a Fund and its shareholders to apply a consistent vote to all of the Fund’s shares at a particular meeting. Fund holdings not included in the Pilot will be voted in accordance with the Vanguard-Advised Funds Proxy Voting Policy.

The Investment Stewardship Team will continue the day-to-day administration of each Pilot Fund’s proxy voting process during the Pilot Period, overseen by the Investment Stewardship Oversight Committee; however, for the votes for the shareholder meetings of each portfolio company in the Pilot, the Investment Stewardship Team will apply the recommendations of policy choices directed by Pilot Fund shareholders in proportion to their pro-rata ownership interests. Pilot Fund shareholders that sell all of their shares during the Pilot Period will no longer be able to participate in the Pilot after the sale.

Methodology for determining and calculating ownership

Vanguard will rely on the share ownership information provided by your broker or custodian in its calculations. Your percentage ownership of the Pilot Fund, determined on the record date for each portfolio company shareholder meeting – aggregated with other Pilot Fund shareholders selecting the same policy – will be utilized to calculate the percentage of portfolio company shares to be voted according to the selected policy. This percentage will be applied to the Pilot Fund’s votable share position at each company, which may be impacted by securities lending or specific voting restrictions, to determine the number of shares voted pursuant to each policy. Due to rounding or other factors, the proportionate share of portfolio company shares that are voted according to a Pilot Fund shareholder’s policy selection may not always exactly match that shareholder’s proportionate ownership.

Changes to Policy Selection and Participating Shareholders

Pilot Fund shareholders that select a proxy voting policy have the ability to change that policy selection during the Pilot Period. Eligible Shareholders should expect a reasonable delay after each selection is made before being implemented. Vanguard has partnered with Broadridge to leverage its beneficial ownership network to reach Fund shareholders whose pro-rata ownership interest in a Pilot Fund as well as their contact information are available to Broadridge at the time the Pilot is launched in early 2025, including many that hold shares through an intermediary.

Additional details regarding the Pilot, including the initial date on which Pilot Fund shareholders must own a Pilot Fund to be eligible to participate, the period during which the Pilot will run, and any updated versions of the proxy voting policies will be included in a future supplement to the Statement of Additional Information to be filed at or in advance of the Pilot launch.

Proxy Voting Policies

There will be five proxy voting policies that reflect a range of defined proxy voting approaches from which fund shareholders may choose. The five proxy voting policies are: (i) a Company Board-aligned Policy; (ii) ) a third-party policy provided by Egan-Jones Proxy Services (Egan-Jones Wealth-Focused Policy); (iii) a third-party policy provided by Glass Lewis & Co., LLC (Glass Lewis ESG Policy); (iv) a Mirror Voting Policy; and (v) the Vanguard-Advised Funds Proxy Voting Policy, a summary of which is discussed in Appendix A of this Statement of Additional Information. If a Pilot Fund shareholder has not selected one of the five proxy voting policies, the Pilot Fund will vote that shareholder’s pro-rata ownership interest in accordance with the Vanguard-Advised Funds Proxy Voting Policy. A description of the Company Board-aligned Policy, the Egan-Jones Wealth-Focused Policy, the Glass Lewis ESG Policy, and the Mirror Voting Policy, is provided below and the full text of each of these policies as well as the Vanguard-Advised Fund Policy is included in Appendix C to this Statement of Additional Information.

Company Board-aligned Policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Company Board-aligned Policy will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Pilot Fund will cast an ABSTAIN vote on that shareholder’s behalf.

Egan-Jones Wealth-Focused Policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Egan-Jones Wealth-Focused Policy will be voted according to proxy voting recommendations from Egan-Jones Proxy Services, a third-party proxy advisor, that is based on the belief, as described by Egan-Jones, that maximizing shareholder value should be the primary focus of corporate governance and management decisions, without being influenced by political or social agendas. This policy by rule rejects proposals based on environmental, social, or political considerations unless they directly contribute to revenue generation at the company receiving the proposal.

This description is qualified in its entirety by reference to the full text of the Egan-Jones Wealth- Focused Policy, which is included in Appendix C to this Statement of Information and details common items to be voted on by shareholders at company meetings and the criteria used under the policy to analyze such proposals and determine a recommendation.

Glass Lewis ESG Policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Glass Lewis ESG Policy will be voted according to proxy voting recommendations from Glass Lewis & Co., LLC, a third-party proxy advisor, that is based on the belief, as described by Glass Lewis, that enhanced disclosures of company policies and practices related to certain environmental, social, and/or governance issues could mitigate company risks and create operational opportunities.

This description is qualified in its entirety by reference to the full text of the Glass Lewis ESG Policy, which is included in Appendix C to this Statement of Information and details common items to be voted on by shareholders at company meetings and the criteria used under the policy to analyze such proposals and determine a recommendation.

Mirror Voting Policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Mirror Voting Policy will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed due to operational considerations or other issues, inclusive of meetings at which the election of directors is contested, the fund will leave your proportionate share unvoted.

The proportionate votes will be based on the votes that have been cast by beneficial owners of a portfolio security in Broadridge’s network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

Retention of Policy Selections

The policy selections of Pilot Fund shareholders that make a policy selection during the Pilot Period for a particular account or who made a policy selection during the 2024 pilot in a particular account will be retained and may be applied to any future pilot or Investor Choice program funds held by such Pilot Fund shareholder within that account, so long as such policy selection is still available.

The following is added as Appendix C (Appendix B for Vanguard Admiral Funds) to this Statement of Additional Information.

Appendix C

Company Board-aligned Policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Company Board-aligned Policy will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Pilot Fund will cast an ABSTAIN vote on that shareholder’s behalf.

2024

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 1

Egan-Jones Proxy Services

Wealth Focused

Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•Directors should be accountable to shareholders, and management should be accountable to directors.

•Information on the Company supplied to shareholders should be transparent.

•Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.Director independence It is our view that:

•A two-thirds majority of the board should be comprised of independent directors.

•Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non- independent directors present.

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•When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•No director should serve as a consultant or service provider to the Company.

•Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•should not have been employed by the Company or an affiliate within the previous five years.

•should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.

•should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

•should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

•a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not

“independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B. Board operating procedures

•The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

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•Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•The independent directors should be provided access to professional advisers of their own choice, independent of management.

•The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•Directors should have access to senior management through a designated liaison person.

•The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.Requirements for individual directors

We recommend that:

•The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

•A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•“Greenmail” should be prohibited.

•Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•Directors should be elected annually.

•The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

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Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the Company, etc..

WITHHOLD votes from nominees who:

•are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•are inside directors and sit on the Audit, Compensation, or Nominating committees.

•are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

•attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•fail to act on takeover offers where the majority of the shareholders have tendered their shares unless the proposal was focused on environmental or social issues.

•implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.*

*Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

Board Accountability

Case-by-case basis for the following:

•Evidence or belief of failure of the board to properly account and prepare for risk

•Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief

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executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes

Separating Chairman and CEO

AGAINST shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

AGAINST shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

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AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

FOR management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions. FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

AGAINST shareholder proposals requesting a third party review and report on lobbying activities alignment with position on universal health coverage.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

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Universal Proxy Card in a Contested Election

FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•Non-audit fees exceed 50% of total fees

•Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company's financial position.

Auditor Rotation

AGAINST shareholders proposals asking for auditor rotation.

FOR Shareholder proposal asking to limit the auditor from providing non-audit services.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

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AGAINST shareholder proposals requesting multiple candidate elections.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.

FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

FOR management proposals that give management the ability to alter size of the board without shareholder approval.

FOR management proposals to allow the Board to fix number of directors without shareholder approval.

FOR management proposals to allow the Board to set range of directors without shareholder approval.

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Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders' rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem the Company's existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company's ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

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Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

AGAINST shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant Company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

AGAINST binding shareholder proposals on proxy access.

AGAINST shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit - to enable as many shareholders as may be needed to combine their shares to

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equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.

Bundled Proposals

Case-by-case basis for bundled or "conditioned" proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

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Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of "blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self- dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

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Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives the lowest Compensation score of Needs Attention, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommend FOR.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation model. AGAINST a non-binding compensation advisory vote when the Company obtains the lowest score on the Egan-Jones Compensation model, FOR otherwise.*

*In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan- Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company's wealth creation and market capitalization as compared to the CEO's total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

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AGAINST shareholder proposals regarding advisory vote on directors’ compensation

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA. except in cases in which the goal in question is one that is opposed by other Wealth-Focused guidelines.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination

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payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company's state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

The Federal Forum Selection for the Securities Act Claims Amendment

FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

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Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•are interested directors and sit on key board committees (Audit or Nominating committees)

•are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.

•attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

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Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST proposals asking to change fundamental restriction to non -fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund's fundamental investment objective to non - fundamental.

Changing Fundamental Investment Policy to Non-Fundamental

AGAINST proposals to change the fund's fundamental investment policy to non-fundamental.

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Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, the Company's past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub- advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•such as those that exceed 3x of the cash severance or

•if the cash severance multiple is greater than 2.99x or

•contain tax gross-ups or

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 19

•provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or

•are triggered prior to completion of the transaction or

•if the payouts are not contingent on the executive’s termination.

Extension Amendment Proposal for SPAC companies

Proposals asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan-Jones will recommend AGAINST.

Miscellaneous Shareholder Proposals

Governance

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Fair Elections/Advance Notice Bylaw

AGAINST shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:

1.require the nomination of candidates more than 90 days before the annual meeting,

2.impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3.require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

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CEO succession policy

FOR shareholder proposals requesting a CEO succession planning policy.

Report on Key-Person Risk

FOR shareholder proposals requesting a report on the Company's key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.

The Board's Nominee Disclosure Policy/ True Diversity Board Policy

AGAINST shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board's nominating committee believes must be met by a nominee to be on the board of directors; and each nominee's skills, ideological perspectives, and experience presented in a chart or matrix form.

AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.

Risk Oversight Committee/Public Policy Committee

AGAINST shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company's policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company's business.

Creation of a New Technology Committee

AGAINST shareholder proposals that request that the Company create a new technology committee.

AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.

Decarbonization Committee

AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

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Terminate the Investment Advisor

CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

AGAINST shareholder proposal regarding proxy voting review report.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company's capital structure and charter/bylaws. These include, but are not limited to:

›the ability to re-classify a board;

›the exclusive right to set the number of directors;

›limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Report on Whistleblower Policies and Practices

AGAINST shareholder proposals requesting a report (within a reasonable time, at reasonable cost, and excluding confidential information) evaluating the Company’s whistleblower policies and practices.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

AGAINST shareholder proposals regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture.

Concealment Clauses

AGAINST shareholder proposals requesting additional reporting on risks associated with the use of certain concealment clauses.

AGAINST shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 22

vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”.

Executive Compensation

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Senior Executive Stock Retention

AGAINST shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

AGAINST shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program ("Bonus Program"), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period.

Deduct Impact of Stock Buybacks from Executive Pay

AGAINST shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above- market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

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GAAP Financial Metrics for Purposes of Determining Executive Compensation AGAINST shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP).

AGAINST stockholder proposals on non-GAAP measures disclosure.

Legal and Compliance Costs in Executive Compensation metrics

AGAINST shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives.

AGAINST shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics.

Tax Transparency

AGAINST shareholder proposals on tax transparency requestingn that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard.

ESG Metrics and Executive Compensation

AGAINST shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company's compensation incentive plans.

Community Impacts and Company’s Executive Compensation Program AGAINST shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company's executive compensation program.

Target Amounts for CEO Compensation – Pay Disparity

AGAINST shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of the Company’s employees when setting target amounts for CEO compensation.

Equity Ratio Disclosure in Executive Compensation

AGAINST shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation.

AGAINST shareholder proposals asking to ensure greater independence of compensation advisors.

AGAINST shareholder proposals to discontinue professional services allowance for NEOs

AGAINST shareholder proposals on cessation of Stock Option and Bonus Programs.

Executive Perquisites

AGAINST shareholder proposals that requests that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued.

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Incentive Compensation and Risks of Material Losses

AGAINST shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles.

Advisory Vote on Executive Compensation

AGAINST shareholder proposals on adoption of advisory vote on executive compensation.

Against shareholder proposals on pay for superior performance.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

AGAINST shareholder proposals to adopt a bylaw provision restricting management's access to vote tallies prior to the annual meeting with respect to certain executive pay matters.

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

AGAINST shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals

Energy and Environment

AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.

AGAINST shareholder proposals that request companies to follow the CERES Principles, Net- Zero Alliance or other related organization principles.

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AGAINST shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report.

AGAINST shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution.

AGAINST shareholder proposals requesting a report on reduction of water pollution.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report by at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

AGAINST shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals requesting a report on renewable energy adoption.

AGAINST shareholder proposals requesting a report on distributed scale clean electricity.

AGAINST shareholder proposals on establishing a climate change committee.

AGAINST shareholder proposals requesting a report on climate change.

AGAINST shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives.

AGAINST shareholder proposals requesting environmental and social due diligence.

AGAINST shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models.

Fiduciary Carbon-Emission Relevance Report

AGAINST shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic

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consequences of adopting a 2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc.

AGAINST shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement.

AGAINST shareholder proposals requesting a report on supply chain deforestation impacts.

AGAINST shareholder proposals requesting a report on limiting supply chain flaring.

AGAINST shareholder proposals requesting a report on climate change and business model.

AGAINST shareholder proposals requesting a report on investment of retirement funds in companies contributing to climate change.

AGAINST shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations.

AGAINST shareholder proposals requesting a report on stranded assets due to climate change.

AGAINST shareholder proposals requesting a report on risks of petrochemical investments.

AGAINST shareholder proposals on privatization of pollution assets.

AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.

AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.

AGAINST shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information.

AGAINST shareholder proposals requesting a report on electrification of the transporation sector.

AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.

AGAINST shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements.

Health

AGAINST shareholder proposals regarding cage free egg progress disclosure.

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AGAINST shareholder proposals requesting a report on antibiotics in livestock.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposals requesting a report on sugar and public health.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

AGAINST shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S.

AGAINST shareholder proposals that request the Compensation committee prepare a report on drug pricing.

AGAINST shareholders proposals that request fair distribution and access to life- sustaining drugs and vaccines in affordable prices in both the United States and in low - income countries.

AGAINST shareholder proposal requesting a report on transfer of intellectual property to potential COVID-19 manufacturers.

AGAINST shareholder proposal requesting report on government financial support and access to COVID-19 vaccines and therapeutics.

AGAINST shareholder proposal requesting a report on public health costs of protecting vaccine technology.

AGAINST shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc.

AGAINST shareholder proposals requesting that the Company prepare an independent third- party audit on driver health and safety.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder resolutions to move away from the production, marketing, or distribution of addictive or other harmful materials like opioids and tobacco.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

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AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.

AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.

AGAINST shareholder proposals on transition to a public benefit corporation.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

AGAINST shareholder proposals requesting a report on policies regarding military and militarized policing agencies.

AGAINST shareholder proposals requesting a report on development of products for military.

Human Rights, Labor Issues

AGAINST shareholder proposals on establishing a human rights committee.

AGAINST shareholder proposals requesting that the Company nominate for election at least one director with human rights expertise.

AGAINST shareholder proposals seeking a human rights report human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts.

AGAINST shareholder proposals requesting a report evaluating the efficacy of the Company's existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms.

AGAINST shareholder proposals requesting a report on data privacy.

AGAINST shareholder proposals on policies of freedom of expression - to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information.

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Non-Partisanship/ Political Speech

AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.

AGAINST shareholder proposal regarding adoption of a policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations.

AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.

AGAINST shareholder proposals requesting workplace safety report.

AGAINST shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved.

AGAINST shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices.

AGAINST shareholder proposals seeking reports on the Company activities affecting indigenous peoples.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and Indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

AGAINST shareholder proposals regarding a slavery and human trafficking report.

AGAINST shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools.

AGAINST shareholder proposals requesting a disclosure whether the Company's business operations involve, rely or depend on child labor.

AGAINST shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints.

AGAINST shareholder proposals requesting that the Company issue a report on prison labor in supply chain.

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AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.

AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.

AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.

AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Diversity, Equity and Inclusion

AGAINST shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board.

AGAINST shareholder proposals relating to board diversity.

Report on Diversity and Inclusion

AGAINST shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity.

DE&I Policies Third Party - Audit Racial Equity/Civil Rights Audit

AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company's Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company's business. The audit may, in the Board's discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company's website.

Report on effects of DE&I /Report on Discrimination Risk Oversight and Impact

AGAINST shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 31

Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs

AGINST shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs.

AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.

AGAINST shareholder proposals requesting establishment of equal employment opportunity policy.

AGAINST shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company.

AGAINST shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company’s culture.

AGAINST shareholder proposals on gender pay gap.

AGAINST shareholder proposal requesting paid sick leave for all employees.

AGAINST shareholder proposals requesting a report on worker misclassification.

AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.

AGAINST shareholder proposals requesting that the board of directors oversee a third party racial justice audit.

Inclusive Hiring or Fair Chance Employment

AGAINST shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the Company has been unresponsive to shareholder relevant requests

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 32

Animal Rights

AGAINST proposals that deal with animal rights.

AGAINST shareholder proposal requesting supply chain practices report focusing on animal welfare.

Nonhuman primates report

AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.

Product Integrity and Sales, Marketing and Advertising

AGAINST proposals on ceasing production of socially questionable products.

AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.

AGAINST shareholder proposals asking for responsible sourcing details of product.

AGAINST shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China.

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

AGAINST shareholder proposals regarding a report on plant-based milk pricing.

AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that requests the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

AGAINST shareholder proposals to eliminate GE ingredients from the Company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.

AGAINST shareholder proposal requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.

Impact of Extended Patent Exclusivities on Product Access

AGAINST shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents.

AGAINST shareholder proposals requesting a report on nanomaterials.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 33

AGAINST shareholder proposals requesting a report on external costs of disinformation in digital advertising.

Assessment of the Company's advertising and marketing practices

AGAINST shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company's advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

AGAINST shareholder proposals asking for certification of sound commercial practices related to the selling of financial products and services.

Report on Political Advertising and Posts

AGAINST shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process.

Algorithm Disclosure

AGAINST shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences.

Anticompetitive Practices

AGAINST shareholder proposals regarding a report on board oversight of risks related to anticompetitive practices.

Report on Takedown Requests

AGAINST shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Facial Recognition Technology

AGAINST shareholder proposals on prohibition on sales of facial recognition technology to all government entities.

Business Operations and Ethics, Fair Practice

Provision of Services in Conflict Zones policy

AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e.

that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 34

an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.

Politicized de-banking

AGAINST shareholder proposals requesting a report on politicized de-banking evaluating the Company's policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination.

AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.

AGAINST shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments.

Content Management Report/Content Enforcement Policies

AGAINST shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies.

Human Resources Issues

AGAINST proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Cybersecurity

AGAINST shareholder proposals requesting a report on cyber risk. Based on the Governance

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 35

2024 ESG Thematic Voting Policy

An Overview of Glass Lewis’ ESG Thematic Voting Policy

www.glasslewis.com

About Glass Lewis ....................................................................................................	5
Summary of Changes for 2024 ...............................................................................	6
Board Diversity....................................................................................................................................................	6
Stakeholder Considerations.............................................................................................................................	6
Introduction ..............................................................................................................	7
Election of Directors.................................................................................................	8
Board of Directors ..............................................................................................................................................	8
Board Composition............................................................................................................................................	8
Board Independence.......................................................................................................................................	10
Board Committee Composition ....................................................................................................................	10
Board Diversity, Tenure and Refreshment...................................................................................................	10
Director Overboarding....................................................................................................................................	11
Board Size ..........................................................................................................................................................	11
Classified Boards ..............................................................................................................................................	12
Controlled Companies ....................................................................................................................................	12
Significant Shareholders .................................................................................................................................	12
Director Performance and Oversight ...........................................................................................................	12
Environmental and Social Oversight and Performance ............................................................................	13
Board-Level Oversight of Environmental and Social Risks....................................................................................	13
Climate Risk ....................................................................................................................................................................	13
Stakeholder Considerations........................................................................................................................................	14
Review of Risk Management Controls..........................................................................................................	14
Slate Elections ...................................................................................................................................................	14
Board Responsiveness ....................................................................................................................................	14
Separation of the Roles of CEO and Chair ..................................................................................................	15
Governance Following an IPO or Spin-Off..................................................................................................	15
2024 ESG Thematic Voting Policy	2
Financial Reporting ................................................................................................	17
Accounts and Reports .....................................................................................................................................	17
Income Allocation (Distribution of Dividends)............................................................................................	17
Appointment of Auditors and Authority to Set Fees .................................................................................	17
Compensation ........................................................................................................	18
Compensation Reports and Compensation Policies.................................................................................	18
Linking Compensation to Environmental and Social Issues .................................................................................	18
Long-Term Incentive Plans .............................................................................................................................	19
Performance-Based Equity Compensation .................................................................................................	19
Director Compensation...................................................................................................................................	19
Retirement Benefits for Directors ..................................................................................................................	19
Limits on Executive Compensation...............................................................................................................	20
Governance Structure............................................................................................	21
Amendments to the Articles of Association ................................................................................................	21
Anti-Takeover Measures .................................................................................................................................	21
Multi-Class Share Structures........................................................................................................................................	21
Cumulative Voting.........................................................................................................................................................	21
Fair Price Provision........................................................................................................................................................	22
Supermajority Vote Requirements .............................................................................................................................	22
Poison Pills (Shareholder Rights Plan) .......................................................................................................................	22
Increase in Authorized Shares .......................................................................................................................	23
Issuance of Shares ............................................................................................................................................	24
Repurchase of Shares ......................................................................................................................................	24
Reincorporation ................................................................................................................................................	24
Tax Havens......................................................................................................................................................................	24
2024 ESG Thematic Voting Policy	3
Advance Notice Requirements ......................................................................................................................	25
Transaction of Other Business .......................................................................................................................	25
Anti-Greenmail Proposals...............................................................................................................................	25
Virtual-Only Shareholder Meetings ..............................................................................................................	25
Mergers, Acquisitions & Contested Meetings ....................................................	26
Shareholder Proposals...........................................................................................	27
Governance Proposals ....................................................................................................................................	27
Environmental Proposals ................................................................................................................................	27
Say on Climate ..................................................................................................................................................	28
Shareholder Proposals .................................................................................................................................................	28
Management Proposals ...............................................................................................................................................	28
Social Proposals................................................................................................................................................	29
Compensation Proposals................................................................................................................................	29
Trojan Horse Proposals ...................................................................................................................................	30
Connect with Glass Lewis ......................................................................................	31
2024 ESG Thematic Voting Policy	4

About Glass Lewis

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

Glass Lewis is committed to ongoing engagement with all market participants.

info@glasslewis.com | www.glasslewis.com

2024 ESG Thematic Voting Policy	5

Summary of Changes for 2024

Board Diversity

The ESG Policy has updated its policy concerning gender diversity on boards. The policy has been updated to provide that, if less than 30% of the board is female the ESG Policy will vote against the entire incumbent male nominating committee members for large- and mid-cap companies; however, where local market standards dictate a higher level of expected gender diversity, the ESG policy will follow the local market requirement. , Previously, the ESG Policy would vote against members of the nominating committee in instances where large- cap companies did not have at least 30% gender diversity and the chair of the nominating committee when mid- and small-cap companies did not have at least one woman on their boards. The policy will continue to recommend against male members of the nominating committee when small-cap companies do not have at least one woman on their boards.

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy has narrowed its focus to vote against the chair of the board in instances where companies in major blue chip indices are not signatories or participants in the United Nations Global Compact (“UNGC”) or have not adopted a human rights policy that is aligned with the standards set forth by the International Labour Organization (“ILO”) or the Universal Declaration on Human Rights (“UDHR”).

2024 ESG Thematic Voting Policy	6

Introduction

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (ESG) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused and progressive manner.

Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets.

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Election of Directors

Board of Directors

Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. For boards that wish to protect and enhance the interests of shareholders they must have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The ESG Policy examines a variety of elements to the board when voting on director elections. In terms of the directors, the policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that are likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors’ elections.

The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

2024 ESG Thematic Voting Policy	8
Insider	Affiliate	Independent

> Someone who serves as a	>A director who has a material	>No material financial, familial
director and as an employee of	financial, familial or other	or other current relationships
the Company	relationship with the company,	with the company, it's
	or its executives, but is NOT an	executives or other board
	employee of the company	members except for service

>May also include executive	>A director who owns or	> A director who owns, directly
chairs (who act as an employee	controls, directly or indirectly	or indirectly less than 10% of
of the company or is paid as an	20% or more of the company's	the company's voting stock
employee of the company)	voting stock (except where local	(local regulations and best
	regulations or best practices set	practices may set a different
	a different threshold).	threshold)

	>A director who has been	>A director who has not been
	employed by the company	employed by the company for a
	within the past 5 calendar years	minimum of 5 calendar years

	>A director who performs	>A director who is not involved
	material consulting, legal,	in any Related Party
	advisory, accounting or other	Transactions (RPT) with the
	professional services for the	company (most common RPT’s -
	company	Consulting, Legal, and
Accounting/Advisory services)

>A director who is involved in
an "Interlocking Directorship"

Common other reasons the ESG Policy will vote against a director:

(i)A director who attends less than 75% of the board and applicable committee meetings.

(ii)A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

(iii)An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.

(iv)An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

2024 ESG Thematic Voting Policy	9

The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).

(ii)Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.

(iii)Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

(iv)Director with an interlocking directorship.

(v)All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.

(vi)A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies.

Board Independence

A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.

Board Diversity, Tenure and Refreshment

The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.

In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable the company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12

2024 ESG Thematic Voting Policy	10

years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The ESG Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote the incumbent male nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 30% female directors, or the local market requirement for gender diversity where higher; or (iii) vote against the male members of the nominating committee where there is not at least one woman on the board of a small-cap company.

The ESG Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the ESG Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.

Director Overboarding

The ESG Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.

Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

2024 ESG Thematic Voting Policy	11

Classified Boards

The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies

The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.

(ii)The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.

(iii)The board does not need an independent chair or an independent lead or presiding director.

(iv)The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

Director Performance and Oversight

Board members performance and their actions in regard to performance of the board is an essential element to understanding the board’s commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.

The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

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Environmental and Social Oversight and Performance

The ESG Policy considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

Board-Level Oversight of Environmental and Social Risks

The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the ESG Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.

To that end, the ESG Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.

Glass Lewis will review a company’s overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board’s role in overseeing environmental and social risks, the ESG Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

Climate Risk

Given the importance of companies mitigation and management of climate-related risks, the ESG Policy includes specific consideration for companies’ disclosure of and policies concerning climate change. For companies included in the Climate Action 100+ focus list and those that operate in industries where the Sustainability Accounting Standards Board (SASB) has determined that greenhouse gas (GHG) emissions represent a financially material risk, the ESG Policy will vote against the chair of the board in instances where a company has not adopted a net zero emissions target or ambition. For all other companies, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets. In both instances, if the chair of the board is also the company’s CEO, the ESG Policy will vote against the chair of the audit committee.

The ESG Policy also takes into consideration investors’ growing expectation for robust climate and sustainability disclosures. For Climate Action 100+ focus list companies, as well as those where SASB has determined that GHG emissions represent a material risk, the ESG Policy will vote against the chair of the board when the company has failed to produce reporting that is aligned with the recommendations of the Task force on Climate-related Financial Disclosures (TCFD). For all other companies, the ESG Policy may vote against the chair of the board when they have not produced sufficient sustainability reporting.

2024 ESG Thematic Voting Policy	13

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies in major blue chip indices are not signatories or participants in the United Nations Global Compact (“UNGC”) or have not adopted a human rights policy that is aligned with the standards set forth by the International Labour Organization (“ILO”) or the Universal Declaration on Human Rights (“UDHR”).

For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.

Review of Risk Management Controls

The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the ESG Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

Board Responsiveness

Any time 20% or more of shareholders vote contrary to the recommendation of management on compensation or director elections proposals, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. While the 20% threshold alone will not automatically generate a negative vote from the ESG Policy on a future proposal (e.g., to vote against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to a vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, the evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of the most current Proxy Paper.

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Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they too held the position of chair as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

However, even considering the above, the ESG Policy will not vote against CEOs who also chair the board. The ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in a shareholder proposal, as in the long-term it is in the best interests of the company.

In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.

Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:

1.The adoption of anti-takeover provisions such as a poison pill or classified board;

2.Supermajority vote requirements to amend governing documents;

3.The presence of exclusive forum or fee-shifting provisions;

4.Whether shareholders can call special meetings or act by written consent;

5.The voting standard provided for the election of directors;

6.The ability of shareholders to remove directors without cause;

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7.The presence of evergreen provisions in the company’s equity compensation arrangements; and

8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the ESG Policy may vote against the members of the board who served when it was adopted if the board:

(i)Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or

(ii)Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

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Financial Reporting

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the ESG Policy will abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The ESG Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company’s auditor has not been changed for 20 or more years.

In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

•The independence of an incumbent auditor or the integrity of the audit has been compromised.

•Audit fees combined with audit-related fees total less than one-half of total fees.

•There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).

•The company has aggressive accounting policies.

•The company has poor disclosure or lack of transparency in financial statements.

•There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.

•The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Compensation

Compensation Reports and Compensation Policies

Depending on the market, compensation report and policy vote proposals may be either advisory or binding, e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years.

In all markets company filings are evaluated closely to determine how well information pertinent to Compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:

•There is a significant disconnect between pay and performance;

•Performance goals and metrics are inappropriate or insufficiently challenging;

•There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.

•Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;

•Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;

•Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.

•Guaranteed bonuses are established;

•Egregious or excessive bonuses, equity awards or severance payments have been granted;

•Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified

•Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

Linking Compensation to Environmental and Social Issues

On top of Glass Lewis’ robust evaluation of companies’ compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the ESG Policy will vote against the proposed plan. For companies with a greater degree of exposure to environmental and climate-related issues (i.e., Climate Action 100+ focus list companies and those where SASB has deemed GHG emissions to be financially material), the ESG Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company’s climate impact. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

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Long-Term Incentive Plans

The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)specific and appropriate performance goals;

(ii)a maximum award pool; and

(iii)a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.

Performance-Based Equity Compensation

The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Glass Lewis guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

Director Compensation

The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors

The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

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Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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Governance Structure

Amendments to the Articles of Association

The ESG Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-Class Share Structures

The ESG Policy views multi-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.

However, in the case where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also recommend voting against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

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In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protecting the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally vote to fair price provisions.

Supermajority Vote Requirements

The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The ESG Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1.	Stock Split	Three Metrics:
(a) Historical stock pre-split price (if any)
(b) Current price relative to the company’s
most common trading price over the past
52 weeks
(c) Some absolute limits on stock price (that
will either make the split appropriate or
would produce an unreasonable price)
2.	Shareholder Defenses	Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness of
additional shares in defending against a hostile
takeover.

3.	Financing for Acquisitions	Examine whether the company has a history of
using stock for acquisitions and attempts to
determine what levels of stock have generally
been required to accomplish such transactions.

4.	Financing for Operations	Review the company’s cash position and its
ability to secure financing through borrowing or
other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

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Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.

Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.

The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and

(ii)A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.

Tax Havens

The ESG Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

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Advance Notice Requirements

Typically, the ESG Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business

In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Mergers, Acquisitions &

Contested Meetings

For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

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Shareholder Proposals

The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company’s policies and performance with respect to such issues. The ESG Policy will also vote in a manner that promotes enhanced disclosure and board accountability. In extraordinary cases when companies have failed to adequately mitigate risks stemming from environmental or social practices, the ESG Policy may vote against:

(i)ratification of board and/or management acts;

(ii)approving a company’s accounts and reports; and/or

(iii)relevant Directors

Governance Proposals

The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.

Environmental Proposals

The ESG Policy will generally support proposals regarding the environment, in particular, those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.

The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses

2024 ESG Thematic Voting Policy	27

or that request the company provide disclosure in line with certain reporting recommendations, such as those promulgated by the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD). Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

With respect to issues related to bioengineering and nanotechnology, the ESG Policy will carefully scrutinize any proposals requesting that a company adopt a policy concerning these matters. In general, the ESG Policy support proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

The ESG Policy will evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. Further, the ESG Policy will consider voting against directors for not appropriately overseeing environmental risk.

Say on Climate

Shareholder Proposals

Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The ESG Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.

Management Proposals

When evaluating management-sponsored votes seeking approval of climate transition plans the ESG Policy looks to the board to provide information concerning the governance of the Say on Climate vote. Specifically, the ESG Policy evaluates whether companies provide sufficient disclosure concerning the board’s role in setting strategy in light of this vote, and how the board intends to interpret the vote results for the proposal. In instances where disclosure concerning the governance of the Say on Climate vote is not present, the ESG Policy will either abstain, or, depending on the quality of the plan presented, will vote against the proposal.

The ESG Policy also looks to companies to clearly articulate their climate plans in a distinct and easily understandable document, which, as a best practice, should generally be aligned with the recommendations of the TCFD. In this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.

When evaluating these proposals, the ESG Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board’s role in overseeing the company’s climate strategy; (iii) the company’s industry and size;

(iv)whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the ESG Policy will determine if sufficient disclosure has been made concerning a company’s capital allocations and expenditures in the context of its strategy and will also evaluate any stated net zero ambitions or targets. If either of these are absent, the ESG Policy will generally vote against management Say on Climate proposals.

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Social Proposals

The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.

The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the ESG Policy will support proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.

Compensation Proposals

The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the

2024 ESG Thematic Voting Policy	29

ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

Trojan Horse Proposals

The ESG Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or consideration. Accordingly, the ESG Policy will not support such proposals, which are often referred to as “Trojan Horse” proposals.

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2024 ESG Thematic Voting Policy	31

DISCLAIMER

© 2023 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of the Glass Lewis ESG thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website

–http://www.glasslewis.com .  None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on

Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

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2024 ESG Thematic Voting Policy	32

Mirror Voting Policy:

The pro-rata ownership position of Pilot Fund shareholders that select the Mirror Voting Policy will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed, including meetings at which the election of directors is contested, the fund will leave your proportionate share unvoted. The execution of this policy is implemented by a third-party based on the votes in their network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

Vanguard-advised funds

Proxy voting policy for U.S. portfolio companies

Effective February 2024

Contents

Introduction\	3
Pillar I: Board composition and effectiveness \	4
Pillar II: Board oversight of strategy and risk \	10
Pillar III: Executive pay (compensation) \	14
Pillar IV: Shareholder rights \	18

Introduction

The information below, organized according to Vanguard Investment Stewardship’s four pillars of corporate governance, is the voting policy adopted by the Boards of Trustees of the Vanguard-advised funds (the “Funds’ Boards”) and describes the general positions of the funds on proxy proposals that may be subject to a shareholder vote at U.S.-domiciled companies.1 In all cases, proposals are voted as determined in the best interests of each fund consistent with its investment objective. It is important to note that proposals often require a facts-and-circumstances analysis based on an expansive set of factors. Proposals are voted case by case, under the supervision of Vanguard’s Investment Stewardship Oversight Committee and at the direction of the relevant Fund’s Board.

The following policies are applied over an extended period of time; as such, if a company’s board is not responsive to voting results on certain matters, a fund may withhold support for those and other matters in the future. Regardless of whether proposals are submitted by company management or by other shareholders, they are voted in accordance with these policies and as determined to be in the best interests of each fund, consistent with its investment objective.

1\ Vanguard’s Investment Stewardship program is responsible for proxy voting and engagement on behalf of the quantitative and index equity portfolios advised by Vanguard (together, “Vanguard-advised funds”). Vanguard’s externally managed portfolios are managed by unaffiliated third-party investment advisors, and proxy voting and engagement for those portfolios are conducted by their respective advisors. As such, throughout this document, “we” and “the funds” are used to refer to Vanguard’s Investment Stewardship program and Vanguard-advised funds, respectively.

Pillar I: Board composition and effectiveness

In the interest of maximizing the long-term return of their investment in each company, the funds seek to ensure that the individuals who serve as board directors to represent the interests of all shareholders are appropriately independent, experienced, committed, capable, and diverse. Diversity of thought, background, and experience, as well as personal characteristics (such as gender, race, ethnicity, and age), meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders’ interests.

In order to appropriately represent shareholder interests in the oversight of company management, a majority of directors should be independent, as should all of the members of the board’s key committees (audit, compensation, and nominating/governance or their equivalents).2 While the funds generally rely upon the relevant exchange listing or regulatory requirements in establishing a director’s independence, there may be instances (such as former CEOs) in which directors who may be “technically independent” are considered otherwise after engagement and/or research.3

As detailed below, if a board’s or committee’s composition is inconsistent with these independence standards, a fund may not support (a) the nonindependent nominees on the board/committee and (b) members of the nominating/governance committee on the ballot.

Majority board independence4

A fund will generally vote against the nominating committee and all nonindependent board members of a noncontrolled company if that company does not maintain a majority independent board. In the second year that a board is not majority independent, the fund may vote against the entire board.

Independence is generally defined in accordance with the relevant exchange-listing standards, with the following exceptions:

•\Former CEOs. Former CEOs will not be considered independent unless they held only an “interim” CEO position for less than 18 months. An interim CEO who held that temporary position for less than 18 months will be considered independent three years after leaving the position.

•\CEO interlocks. CEOs who sit on one another’s boards will not be considered independent.

•\Other factors. If it is determined, through engagement or research, that a director’s independence has been compromised, that director may not be considered independent regardless of technical compliance with the exchange listing standards. Likewise, certain circumstances could lead to the determination that a director is independent, regardless of compliance with listing standards.

2\ Certain exchange-listing standards and regulatory provisions may apply more limited (or no) independence requirements to the boards of controlled companies (i.e., those in which a majority voting interest is held by company insiders or affiliates). While the funds will relax their majority independence expectation with respect to the entire board in these cases, we still look for the majority of key committee members to be independent.

3\ For example, a fund will generally consider former CEOs of the company—other than those who may have served in an interim capacity for less than 18 months—as permanently nonindependent members of their board. In addition, CEOs who serve on one another’s boards (so-called interlocking directorships) may also be considered nonindependent.

4\ The relevant exchange-listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

Key committee independence

At noncontrolled companies, a fund will typically vote against nonindependent directors who serve on the following key committees (or their equivalent):

•\Audit committee •\Compensation committee •\Nominating and governance committee

In addition to voting against nonindependent committee members, a fund will generally vote against the entire nominating committee if any of the committees noted above is not 100% independent, regardless of the independent status of any committee members. If a board has no nominating and governance committee and instead acts as its own nominating committee, a fund will generally also vote against all directors, except where only the board’s independent directors nominate directors and/ or make the final appointment decision.

At controlled companies, a fund will generally support a nonindependent director on a compensation committee or a nominating and governance committee, so long as the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, a fund may vote against any other relevant board member(s).

Director capacity and commitments

Directors’ responsibilities are complex and time-consuming. Therefore, the funds seek to understand whether the number of directorship positions held by a director makes it challenging to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company (sometimes referred to as being “overboarded”). While no two boards are identical and time commitments may vary, the funds believe that limitations on the number of board positions held by individual directors are appropriate, absent compelling evidence to the contrary.

A fund will generally vote against any director who is a named executive officer (NEO) and sits on more than two public company boards. The two boards could comprise either the NEO’s “home board” (i.e., a company where the NEO serves as an executive officer) plus one outside board, or two outside boards if the NEO does not serve on their home board. If an NEO sits on more than two public company boards, a fund will typically vote against the nominee at each company where they serve as a nonexecutive director, but not at the nominee’s home board.

A fund will also generally vote against any director who serves on more than four public company boards. In that instance, the fund will typically vote against the director at each company except the one where they serve as board chair or lead independent director.

In certain instances, a fund will consider voting for a director who would otherwise be considered overboarded under the standards above because of company-specific facts and circumstances. This may include, but is not limited to, indications that the director will have sufficient capacity to fulfill their responsibilities and/or a review of the full board’s skill and diversity composition. In addition, a fund may vote for an overboarded director if the director has publicly committed to stepping down from the directorship(s) necessary to fall within the thresholds listed above.

The Vanguard-advised funds look for portfolio companies to adopt good governance practices regarding director commitments, including an overboarding policy and disclosure of the board’s oversight of the implementation of that policy. Helpful disclosure includes a discussion of the company’s policy

(e.g., what limits are in place) and, if a nominee for director exceeds its policy, any considerations and rationale for their nomination. Additionally, it is good practice to include disclosure of how the board developed its policy and how frequently it is reviewed to ensure it remains appropriate.

Board composition

The funds look for boards to be “fit for purpose” by reflecting sufficient diversity of skills, experience, perspective, and personal characteristics (such as gender, age, race, and ethnicity) resulting in cognitive diversity that enables effective, independent oversight on behalf of all shareholders. The funds believe that the appropriate mix of skills, experience, and characteristics is unique to each board and should reflect expertise related to the company’s strategy and material risks from a variety of vantage points.

The funds look for companies to disclose their perspectives on the appropriate board structure and composition for their company and how those elements support the company’s strategy, long-term performance, and shareholder returns. Disclosure of how the board’s composition evolves over time enables shareholders to better understand how the board is positioned to serve as effective, engaged stewards of shareholders’ interests.

The funds expect disclosure of tenure, skills, and experience at the director level (sometimes referred to as a “skills matrix”). To this end, a fund may support requests for disclosure of the company’s approach to board composition, inclusive of board diversity.

To evaluate board composition in relation to this policy, factors for the funds to consider include applicable market regulations and expectations, along with additional company-specific context.

•\Boards should reflect diversity of attributes including tenure, skills, and experience.

•\A board should also, at a minimum, represent diversity of personal characteristics, inclusive of at least diversity in gender, race, and ethnicity on the board.

•\Boards should take action to reflect a board composition that is appropriately representative, relative to their markets and to the needs of their long-term strategies.

•\Disclosure of directors’ personal characteristics (such as race and ethnicity) should occur on a self- identified basis and may occur on an aggregate level or individual director level. Disclosure of skills and experience at the director level is expected.

•\Companies should provide disclosure regarding their process for evaluating the composition and effectiveness of their board on a regular basis, the identification of gaps and opportunities to be addressed through board refreshment and evolution, and a robust nomination (and re-nomination) process to ensure the right mix of skills, experience, perspective, and personal characteristics into the future.

Escalation process: Director and committee accountability

Directors are generally nominated by boards and elected by shareholders to represent their interests. While a fund may generally support the board’s director nominees, if there are instances in which the board has failed to respond to actions approved by a majority of shareholders, unilaterally taken action against shareholder interests, or, in the fund’s view, failed in its oversight role, the fund may withhold support from those directors deemed responsible (generally based on their functional or committee- level responsibilities). A fund will generally not apply such a vote against a director who has served less than one year on the board and/or applicable committee but in such instances may apply it to another relevant director in their place. Issues that spur such votes may include:

•\Lack of majority board and key committee independence. A fund will generally vote against relevant directors to raise concerns when a company lacks majority board independence or key committee independence.

•\“Zombie” directors. A fund will typically vote against members of the nominating committee if management proposes the reappointment of a director or directors who failed to receive majority shareholder support and the board has not resolved the underlying issue driving the lack of shareholder support. This vote should apply only when a fund withheld initial support for a director. If nominating committee members are not on the ballot in any given year, a fund may vote against other relevant board members.

•\Limiting shareholder rights. A fund will generally vote against members of a governance committee in response to unilateral board actions that meaningfully limit shareholder rights (including, but not limited to, the unilateral adoption of exclusive forum provisions that do not align with the fund’s policy or changing bylaws to include overly onerous advance notice provisions). This vote is based on a holistic review of the company’s governance structures and is applied only when there is concern that shareholders are unable to exercise their rights. If governance committee members are not on the ballot in any given year, a fund may vote against other relevant board members.

•\Compensation-related situations.

—\A fund will generally vote against compensation committee members when it votes against the company’s Say on Pay proposal in consecutive years unless meaningful improvements have been made to executive compensation practices since the prior year.

—\If egregious pay practices are identified, a fund will generally vote against compensation committee members if Say on Pay is not on the ballot.

—\A fund will generally also vote against compensation committee members when the fund votes against an equity compensation plan.

•\Nonresponsiveness to proposals. A fund will generally vote against members of the relevant committee for failure to adequately respond to proposals (management or shareholder) that received sufficient support based on the applicable vote standard, including the support of the fund, based on votes cast at a prior year’s shareholder meeting.

•\Oversight failure. If a situation arises in which the board has failed to effectively identify, monitor, and ensure management of material risks and business practices under its purview based on committee responsibilities, a fund will generally vote against the relevant committee members and/or other relevant directors. These risks may include material social and environmental risks, inclusive of climate change.

—\For example, to assess a climate risk oversight failure, factors for the fund to consider include: the materiality of the risk; the effectiveness of disclosures to enable the market to understand and price the risk; whether the company has disclosed business strategies including reasonable risk mitigation plans in the context of the anticipated regulatory requirements and changes in market activity in line with the Paris Agreement or subsequent agreements; and consideration for company- specific context, market regulations, and expectations. The fund will also consider the board’s overall governance of and effective independent oversight of climate risk.

—\When a specific risk does not fall under the purview of a board committee, a fund will generally vote against the lead independent director and/or chair, and/or any other relevant director(s).

•\Board composition. Absent a compelling reason, a fund will generally vote against the nominating and/or governance committee chair, or another relevant board member if the nominating and/or governance committee chair is not up for reelection, if a company’s board is not taking action to achieve board composition that is appropriately representative, relative to their markets and the needs of their long term strategies.

•\Audit failures.

—\A fund will generally vote against audit committee members when nonaudit fees paid to the auditor exceed audit-related fees without sufficient disclosure or when the fund votes against an audit- related management proposal.

—\A fund will generally vote against audit committee members in instances of a material misstatement or material weakness in multiple years without sufficient remedy.

Contested director elections

A fund will vote case by case on shareholder nominees in contested director elections. The analysis of proxy contests focuses on three key areas:

•\The economic and strategic case for change at the target company —\How has the company performed relative to its peers?

—\Has the current board’s oversight of company strategy or execution been deficient?

—\Is the dissident focused on strengthening the target company’s long-term strategy and shareholder returns?

•\The quality of company governance

—\Did the board engage in productive dialogue with the dissident?

—\Is there evidence of effective, shareholder-friendly governance practices at the company? —\Has the board actively engaged with shareholders in the past?

•\The quality of the company’s and dissident’s board nominees

—\Is there reason to question the independence, engagement, or effectiveness of the incumbent board? —\Has the board delivered strong oversight processes with long-term shareholders’ interests in focus?

—\Are the directors proposed by the dissident (whether the full slate or a subset) well-suited to address the company’s needs, and is this a stronger alternative to the current board?

Director attendance

A fund will generally vote against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an acceptable extenuating circumstance is disclosed.

Independent board leadership

In addition to the importance of board independence generally, the funds believe that shareholders’ interests are best served by board leadership that is independent of company management. While this may take the form of an independent chair of the board or a lead independent director (with sufficiently robust authority and responsibilities), the funds generally believe that determining the appropriate independent board leadership structure should be within the purview of the board. Certain shareholder proposals seek to require that companies not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board.

Given that the funds believe this matter should be within the purview of a company’s board, a fund will generally vote against shareholder proposals to separate the CEO and chair roles, absent significant concerns regarding independence or effectiveness of the board at the company in question.

When independence or effectiveness concerns suggest that support for an independent chair may be appropriate the following factors, among others, are considered:

•\Lack of a robust lead independent director role. A strong lead independent director generally provides sufficient independent perspective to balance the perspective of a nonindependent chair. Structures that do not provide a strong counterweight to insider leadership warrant requiring independent oversight.

•\Lack of board accessibility. Communicating directly with independent board members, including a lead independent director or committee chairs, is an important way for shareholders to exchange perspectives. Restricting access to independent board members through policy or practice may prevent the board from receiving comprehensive feedback from shareholders to incorporate into corporate practices.

—\It may also contribute to a culture of management entrenchment by controlling the messages the board receives.

•\Low overall board independence. High affiliated representation on the board may outweigh independent voices and serve to entrench insider leadership. Enhancing the role of independent directors may offer a counterweight to the nonindependent voices on the board. As noted by the guidelines for director independence, issues beyond exchange standards for technical independence may be considered in determining overall board independence.

•\Governance structural flaws. Certain governance practices and corporate structures may create an environment more favorable to potential entrenchment of management and other insider board members. For example, multiple share classes with different voting rights limit shareholders’ voices, and key committees that are not fully independent may limit a board’s ability to oversee management.

•\Lack of responsiveness. A pattern of being unresponsive to shareholders (e.g., a failure to act, or slow action, on shareholder votes) may indicate that a board is entrenched. A stronger independent leadership role may be necessary to remedy this.

•\Oversight failings. Governance crises may indicate entrenchment or that the board is not receiving sufficient information from management to appropriately fulfill its oversight role. Evidence of failure to provide appropriate governance oversight and/or evidence of failure to oversee material or manifested risks, including those that may be considered “social” or “environmental,” will be taken into account. In addition, board decisions that impair shareholder rights (e.g., unilaterally classifying the board) may indicate that a board does not properly value shareholder rights.

Pillar II: Board oversight of strategy and risk

Boards are responsible for effective oversight and governance of their companies’ most relevant and material risks and for governance of their companies’ long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder value over the long term.

Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

•\Increase in authorized common stock. A fund will generally vote for a proposal to increase authorized common stock if the proposed increase represents potential dilution less than or equal to 100%. It may vote for an increase resulting in more than 100% dilution if the increase is to be used for a stock split.

•\Reverse stock split. A fund will typically vote for a reverse split of outstanding shares if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, it will generally vote for a reverse split if it is necessary for the company to remain listed on its current exchange.

•\Decrease in outstanding shares to reduce costs. A fund will generally vote for a proposal to reduce outstanding shares to reduce costs if the level at which affected investors are cashed out is not material.

•\Amendment of authorized common stock/ preferred stock. A fund will generally vote for proposals to create, amend, or issue common or preferred stock unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or include a blank- check provision. It will generally vote against proposals to create such stock if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti- takeover purposes.

•\Tracking stock. A fund will generally vote for the issuance of tracking stock as a dividend to current shareholders. It will vote case by case on proposals to offer tracking stock through an initial public offering based on the proposed use of the proceeds, as well as on proposals calling for the elimination of tracking stock.

Mergers, acquisitions, and financial transactions

The funds seek to assess the likelihood that a transaction preserves or will create long-term value for shareholders. A fund will vote case by case on all mergers, acquisitions, and financial transactions based on a governance-centric evaluation focused on four key areas:

•\Valuation •\Strategic rationale

•\Board oversight of the deal process •\The surviving entity’s governance profile

In evaluating board oversight, the funds will consider independence, potential conflicts of interest, and management incentives.

Bankruptcy proceedings

A fund will vote case by case on all proposals related to bankruptcy proceedings. When evaluating proposals to restructure or liquidate a firm, a fund will consider factors such as the financial prospects of the firm, alternative options, and management incentives.

Environmental/social proposals

Each proposal will be evaluated on its merits and in the context that a company’s board has ultimate responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company-specific sustainability risks and opportunities that have the potential to affect long-term shareholder value.

While each proposal will be assessed on its merits and in the context of a company’s current practices and public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks endorsed or already referenced by Vanguard’s Investment Stewardship program. Input from the board, management, and proponents may also be taken into consideration.

A fund may support a shareholder proposal that:

•\Addresses a shortcoming in the company’s current disclosure relative to market norms or to widely accepted investor-oriented frameworks endorsed or referenced by Vanguard’s Investment Stewardship program (e.g., the International Sustainability Standards Board (ISSB));

•\Reflects an industry-specific, materiality-driven approach; and

•\Is not overly prescriptive in dictating company strategy or day-to-day operations, or about time frame, cost, or other matters.

If the above criteria are met, a fund is likely to support the following types of proposals:

Specific to an environmental proposal (not exhaustive):

•\Requests disclosure related to the company’s Scope 1 and Scope 2 emissions data, and Scope 3 emissions data in categories where climate-related risks are deemed material by the board.

•\Requests an assessment of a changing climate’s impact on the company, disclosing appropriate scenario analysis and related impacts on strategic planning.

Specific to a social risk proposal (not exhaustive):

•\Requests disclosure of workforce demographics inclusive of gender, racial, and ethnic categories, considering other widely accepted industry standards, and if appropriate under applicable laws and regulations. This could include publishing EEO-1 reports.

•\Requests disclosure of the board’s role in overseeing material diversity, equity, and inclusion (DEI) risks or other material social risks.

•\Requests disclosure of the company’s approach to board composition, inclusive of board diversity, and/or adoption of targets or goals related to board diversity (without prescribing what such targets should be, unless otherwise specified by applicable laws, regulatory requirements, or listing standards).

•\Requests inclusion of additional protected classes in a company’s employment and diversity policies, as appropriate under applicable laws and regulations and consistent with a focus on risks and opportunities related to the company’s long-term performance, when the company has not already formally established such protection. A fund will generally not support proposals asking for the exclusion of certain characteristics from a company’s employment and diversity policies unless appropriate under applicable laws and regulations.

Disclosure proposals

A fund will vote case by case on disclosure-related management and shareholder proposals based on the materiality of environmental and social risks to a company.

Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board’s risk oversight. Because sustainability disclosure is an evolving and complex topic, a fund’s analysis of related proposals aims to strike a balance in avoiding prescriptiveness and providing a long- term perspective.

Targets, policies, and practices proposals

A fund will vote case by case on management and shareholder proposals that request adoption of specific targets or goals and on proposals that request adoption of environmental or social policies and practices.

Shareholders typically do not have sufficient information about specific business strategies to propose specific targets or environmental or social policies for a company, which is a responsibility that resides with management and the board. As a result, shareholder proposals that are more prescriptive in nature will generally not be supported by a fund.

Corporate political activity proposals

•\A fund will vote case by case on all shareholder proposals that request greater disclosure of a company’s political spending and/or lobbying activities, policies, or practices.

•\Factors for consideration include, but are not limited to, applicable laws and regulations regarding political spending and/or lobbying; the prevalence of corporate political activity within a company’s industry; the company’s current disclosure and level of board oversight of current corporate political activity; disclosure regarding trade associations or other groups that a company supports, or is a member of, that engage in lobbying activities; and recent controversies, litigation, fines, or other manifested risks associated with the company’s corporate political activity.

Independent auditors

•\Ratification of management’s proposed independent auditor. The funds are generally supportive of the annual submission of auditor appointment for shareholder approval. A fund is likely to support an independent audit committee’s auditor selection absent material misstatement of financials (or other significant concerns about the integrity of the company’s financial statements) or the payment of excessive fees to the independent auditor beyond audit and audit-related services in prior years.

A fund will vote case by case on the ratification of independent auditors when there is a material misstatement of financials or other significant concern about the integrity of the company’s financial statements. The fund may vote against ratification when taxes and all other fees exceed the audit and audit-related fees, unless the company’s disclosure makes clear that the non-audit fees are for services that do not impair independence.

•\Rotations of auditing firms. A fund will vote case by case on proposals mandating auditor rotation.

•\Requirement for a shareholder vote. A fund will generally vote for shareholder proposals that require companies to submit ratification of auditors to a shareholder vote.

Pillar III: Executive pay (compensation)

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term investment returns for a company’s investors. Providing effective disclosure of compensation policies, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between executives’ incentives and rewards and the creation of long-term value for shareholders.

Advisory votes on executive compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines illustrate elements of effective executive compensation plans and are not a “one-size-fits-all” tool.

A fund’s considerations when evaluating executive pay fall into three broad categories:

•\Alignment of pay and performance. The funds look for evidence of clear alignment between pay outcomes and company performance. This is mainly assessed through alignment of incentive targets with corporate strategy and analysis of three-year total shareholder return and realized pay over the same period vs. a relevant set of peer companies. If there are concerns that pay and performance are not aligned, a fund may vote against a pay-related proposal.

•\Compensation plan structure. Plan structures should be aligned with the company’s stated long- term strategy and should support pay-for-performance alignment. Where a plan includes structural issues which the funds determine have led to, or could in the future lead to, pay-for-performance misalignment, a fund may vote against a pay-related proposal. For compensation structures which are not typical of a market, the Vanguard-advised funds look for specific disclosure demonstrating how the structure supports long-term value creation for shareholders.

•\Governance of compensation plans. The funds look for boards to have a clear strategy and philosophy on executive pay, utilize robust processes to evaluate and evolve executive pay plans, and implement executive pay plans responsive to shareholder feedback over time. The funds also look for boards to explain these matters to shareholders via company disclosures. Where pay-related proposals consistently receive low support, the funds look for boards to demonstrate responsiveness to shareholder concerns.

A fund will vote case by case on executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) and in general will support those that enhance long-term shareholder value. It may also vote for compensation proposals that reflect improvements in compensation practices in the interests of long-term shareholder value creation, even if the proposals are not perfectly aligned with all these guidelines.

While a fund will not be prescriptive as to exact structure of a compensation plan, it will seek structures and processes that can reasonably be expected to align pay and performance over time. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder value, among other factors. A fund does not look for nonfinancial metrics (such as environmental, social, and governance [ESG] metrics) to be a standard component of all compensation plans. When compensation committees choose to include nonfinancial metrics, the funds look for the same qualities the funds do with more traditional metrics, such as rigor, disclosure, and alignment with key strategic goals and/or material risks.

The following situations are among those that raise a higher level of concern related to a compensation plan:

•\Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

•\The long-term plan makes up less than 50% of total pay.

•\The long-term plan has a performance period of less than three years. •\Plan targets are reset or retested or are not rigorous.

•\The target for total pay is set above the peer-group median.

The following situations are among those that raise warning signs, or a moderate level of concern: •\The peer group used to benchmark pay is not comparably aligned with the company in size or strategy. •\The plan uses absolute metrics only.

•\The plan allows for positive discretion only.

•\The company uses one-time (e.g., retention) awards.

•\The disclosure related to plan structure or payout is limited.

Where these warning signs exist, elements of strong compensation governance, such as board responsiveness and disclosure that includes data, rationale, and alternatives considered, can sometimes serve to mitigate these concerns.

Say on Pay frequency

A fund will typically support management proposals to put Say on Pay to an annual vote as opposed to a vote every two years or three years.

Additional executive pay matters

Severance packages/golden parachutes. A fund will typically vote for proposals to approve severance packages (or “golden parachutes”) unless they are “excessive or unreasonable” (i.e., cash severance payments that total more than 2.99 times salary plus targeted bonus and/or have single trigger cash or equity payments). The funds believe any new or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. If a company’s current severance arrangements are deemed excessive or unreasonable, a fund may support shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted. A fund may also vote for proposals to approve Say on Severance unless they are excessive or unreasonable.

Shareholder proposals on pay for superior performance. A fund will generally vote against shareholder proposals that call for companies to set standards that require pay for superior performance, particularly when the proposal calls for specific performance standards.

Annual or long-term bonus plans. A fund will typically vote against bonus plans that are excessive or unreasonable and will use criteria similar to that used in the fund’s Say on Pay analysis.

A fund will vote case by case on all other proposals with particular focus on situations that raise a higher level of concern, including:

•\Plans that cannot be reasonably interpreted by investors

•\Plans in which the maximum dollar payout per participant is not disclosed (bonus caps as a percentage of salary or another financial metric—e.g., total income is acceptable as long as the amounts are not unreasonable)

•\Broad discretion to set performance criteria, or too many performance criteria •\Lack of correlation between performance and compensation

Adopting, amending, and/or adding shares to equity compensation plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors.

A fund will vote case by case on compensation plan proposals. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company’s other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. A fund is likely to vote for a proposal in circumstances that include the following:

•\Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

•\Stock acquired through equity awards must be held for a certain period.

•\The program includes performance-vesting awards, indexed options, or other performance-linked grants.

•\Concentration of equity grants to senior executives is limited.

•\Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

A fund is likely to vote against a proposal in circumstances that include the following:

•\Total potential dilution (including all-stock-based plans) exceeds 20% of shares outstanding. •\Annual equity grants have exceeded 4% of shares outstanding.

•\The plan permits repricing or replacement of options without shareholder approval. •\The plan provides for the issuance of “reload” options.

•\The plan contains an automatic share replenishment (“evergreen”) feature.

Additional employee compensation matters

Repricing or replacing underwater options. A fund will generally vote for proposals to reprice or exchange stock options that meet the following three considerations:

•\Value neutrality. An exchange/repricing proposal should be value-neutral.

•\Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder value.

•\Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

Granting stock options. A fund will generally vote against management proposals to grant one-time stock options if dilution limits are exceeded. It will vote case by case on other proposals.

Adopting deferred compensation plan. A fund will generally vote for proposals to adopt a deferred compensation plan unless the plan includes discounts.

Adopting or adding shares to an employee stock purchase plan. A fund will typically vote against proposals to adopt or add shares to employee stock purchase plans if they allow employees to purchase shares at a price less than 85% of fair market value.

Amending a 401(k) plan to allow excess benefits. A fund will generally vote for a proposal to amend a 401(k) plan to allow for excess benefits.

Nonemployee director compensation

A fund will vote case by case on proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market.

A fund will generally vote against nonemployee director equity compensation plans that allow for repricing, as well as those that contain an evergreen feature (automatic renewal). It may also vote against nonemployee director pensions.

A fund will vote case by case on all other proposals for nonemployee director compensation.

Pillar IV: Shareholder rights

The funds believe that effective corporate governance includes shareholders having the ability—in proportion to their economic ownership of a company’s shares—to effect and approve changes in corporate governance practices and the composition of the board. The funds look for companies to adopt governance practices to ensure that boards and management serve as designed in the interest of the shareholders they represent. Such governance practices safeguard and support foundational rights for shareholders. Proposals on many of the following matters may be submitted by either company management or shareholders; a fund may generally support proposals—irrespective of the proponent— that seek approval for governance structures that safeguard shareholder rights (and oppose those that do not) as described below.

Board structure and director elections

The funds believe that a given company’s board is generally best-positioned to fill director vacancies (subject to shareholder ratification at the next annual meeting) and to set the board’s size, tenure, and other structural provisions, so long as any such provision does not serve as an anti-takeover measure.

Classified (“staggered”) boards. A fund will generally vote for proposals to declassify a current board and vote against management or shareholder proposals to create a classified board.

Cumulative voting. A fund will generally vote for management proposals to eliminate cumulative voting and vote against management or shareholder proposals to adopt cumulative voting.

Majority voting. If the company has plurality voting, a fund will typically vote for shareholder proposals that require a majority vote for election of directors. A fund may also vote for management proposals to implement majority voting for election of directors. A fund will generally vote against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

Approval to fill board vacancies without shareholder approval. A fund will generally vote for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. It will generally vote against management proposals to allow directors to fill vacancies on a classified board.

Board authority to set board size. Generally, a fund will support management proposals to set the board at a specific size or designate a reasonable range to provide flexibility. However, it will consider the anti- takeover effects of the proposal, particularly in the context of a hostile takeover offer or board contest. It will generally vote against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

Term limits for outside directors. A fund will generally vote for management proposals to limit terms of outside directors and will generally vote against shareholder proposals to limit such terms.

Shareholder access

A fund will vote case by case on management and shareholder proposals to adopt proxy access. Generally, it will vote for proposals permitting a shareholder or a group of shareholders (which should not be limited to fewer than 20) representing ownership and holdings thresholds of at least 3% of a company’s outstanding shares for three years to nominate up to 20% of the seats on the board. Any cap on the number of shareholders that can aggregate to satisfy the 3% outstanding share threshold should not be lower than 20.

A fund will consider supporting shareholder proposals that have differing thresholds if the company has not adopted any proxy access provision and does not intend to do so.

Dual-class stock

This guideline applies when a company issues more than one class of stock, with different classes carrying different voting rights. The funds’ approach to this issue is principled yet practical. It remains philosophically aligned to “one-share, one-vote” but mindful of the need not to hinder public capital formation in the equity markets.

Alignment of voting and economic interests is a foundation of good governance. The funds support the idea of a newly public company with multiple classes of shares adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

A fund will vote case by case on proposals to eliminate dual-share-class structures with differential voting rights.

Defensive structures

All situations involving defensive structures are reviewed holistically and on a case-by-case basis as facts and circumstances vary widely across issuers and over time.

Shareholder rights plans/“poison pills.” A fund will generally vote against adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company’s strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist.

•\A fund will generally support structures and practices that are short-term in nature (typically terms of one year or less).

•\A fund generally prefers that a plan be put to a shareholder ratification vote at the next practicable annual meeting and at each subsequent annual meeting while the plan is in place. In cases where this is not the practice, a fund may support a shareholder proposal to adopt such practice.

•\A fund will generally vote for “net operating loss” (NOL) poison pills and for proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist and the provision sets forth a five-year sunset provision.

Consideration of other stakeholder interests. A fund will vote case by case on management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders in assessing a takeover bid.

Other anti-takeover provisions. In general, a fund will vote for proposals to create anti-greenmail provisions and against “fair price” provisions. It will generally vote for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed (e.g., Pennsylvania).

Voting requirements

Supermajority voting. A fund will generally vote against proposals to adopt supermajority vote requirements and for proposals to reduce or eliminate them.

Confidential voting. A fund will generally vote for shareholder proposals to adopt confidential voting.

Time-phased voting. A fund will vote typically against proposals to implement time-phased voting.

Special meetings and written consent

If a company does not have a right to call a special meeting, a fund will generally vote for management proposals to establish that right. It may also vote for shareholder proposals to establish this right, as long as the ownership threshold is not below 10% of current shares outstanding.

If a company already has the right to call a special meeting at a threshold of 25% or lower, a fund will generally vote:

•\Against management proposals to increase the ownership threshold above 25%.

•\Against shareholder proposals to lower the ownership threshold below the current threshold.

A fund will typically vote for management proposals to establish the right to act by majority written consent. It will generally support shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance notice of shareholder proposals

A fund will generally vote for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline, and reasonable disclosure and ownership requirements that are not overly restrictive or burdensome for shareholders.

Bylaws amendment procedures

A fund will generally vote against management proposals that give the board the exclusive authority to amend the bylaws.

Change of company name

A fund will generally vote for proposals to change the corporate name unless evidence shows that the change would hurt shareholder value.

Reincorporation

A fund will vote case by case on management proposals to reincorporate to another domicile. Considerations include the reasons for the relocation and the differences in regulation, governance, or shareholder rights.

A fund will vote case by case on management proposals to reincorporate outside the United States. Considerations include the reasons for the relocation, including differences in regulation, governance, shareholder rights, and potential tax benefits. Potential benefits (e.g., higher earnings/ stock price) will be weighed against reduced shareholder rights, potential for increased shareholder tax liability, and potential for other material, long-term risks to the company.

A fund will generally vote against shareholder proposals to reincorporate from one state to another.

Exclusive forum/exclusive jurisdiction

A fund will vote case by case on management proposals to adopt an exclusive forum provision. Considerations include the reasons for the proposal, regulations, governance and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

A fund will generally give companies latitude on organizational matters and, with respect to state forum selection provisions, will generally support proposals to designate state courts in Delaware, or a company’s state of incorporation or principal place of business. Any such choice of a state or federal court should be broad-based, rather than limited to a specific court within a state. The funds will consider withholding support from governance committee members when a company unilaterally adopts a provision that meaningfully limits shareholders’ rights without a compelling rationale for the choice of forum.

Shareholder meeting rules and procedures

Quorum requirements. A fund will generally vote against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

Other such matters that may come before the meeting. A fund will generally vote against proposals to approve “other such matters that may come before the meeting.”

Adjournment of meeting to solicit more votes. In general, a fund will generally vote for the adjournment if the fund supports the proposal in question and against the adjournment if the fund does not support the proposal.

“Bundled” proposals. A fund will vote case by case on all bundled management proposals.

Change in date, time, or location of annual general meeting. A fund will typically vote for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

Hybrid/virtual meetings. A fund will generally support proposals seeking to conduct “hybrid” meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). A fund may vote for proposals to conduct “virtual-only” meetings (held entirely through online participation with no corresponding in-person meeting). Virtual meetings should not curtail rights—e.g., by limiting the ability for shareholders to ask questions.

A fund will consider support if:

•\Meeting procedures and requirements are disclosed ahead of a meeting;

•\A formal process is in place to allow shareholders to submit questions to the board;

•\Real-time video footage is available and attendees can call into the meeting or send a prerecorded message; and

•\Shareholder rights are not unreasonably curtailed.

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